CONSOLIDATED STATEMENTS OF INCOME (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Jan. 01, 2011
Sales	$ 86,633	$ 73,058
Cost of Sales	72,256	65,080
Gross Profit	14,377	7,978
Selling, General and Administrative Expenses	7,991	6,222
Income from Operations	6,386	1,756
Non-Operating Income (Expense):
Interest Expense	(1,015)	(970)
Other	8	377
Income before Provision For Income Taxes	5,379	1,163
Provision for Income Taxes	1,829	318
Net Income	$ 3,550	$ 845
Basic Income Per Common Share: (in Dollars per share)	$ 0.72	$ 0.17
Diluted Income Per Common Share: (in Dollars per share)	$ 0.68	$ 0.17